UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2013

FRANKLIN CREDIT MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54781	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Franklin Credit Management Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders on June 11, 2013. The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Company’s 2013 Annual Meeting. Final voting results are shown below.

(1) Election of the following individuals to Class II of the Board of Directors of the Company for a term of three years.

Election of Directors	For	Withheld
Michael Bertash	5,742,620	4,170
Frank B. Evans, Jr.	5,742,620	4,170
Steven W. Lefkowitz	5,742,620	4,170

Broker Non-Votes: 0

(2) Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Marcum LLP to serve as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2013.

Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	5,881,936	2,515	1,687

(3) Approval of the Company’s 2012 Stock Incentive Plan.

Approval of the 2012 Stock Incentive Plan	For	Against	Abstain
	5,719,573	15,617	348

Broker Non-Votes: 0

Item 8.01 Other Events.

On June 11, 2013, the Board of Directors of the Company approved a director compensation plan, effective October 16, 2012, consisting of the following:

•	Each non-employee director shall receive an annual retainer fee of $10,000 in cash for serving on the Board of Directors, with such fee to be paid on a quarterly basis.
•	A non-employee director who serves as Chairman of the Audit Committee shall receive an additional annual retainer fee of $5,000 in cash for such service, with such fee to be paid on a quarterly basis.
•	Each non-employee director who serves on the Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee shall receive an additional annual retainer fee of $1,000 in cash for each such committee on which the director serves (to the extent a committee is properly constituted), with such fees to be paid on a quarterly basis. Notwithstanding the foregoing, so long as the Chairman of the Audit Committee is receiving an annual retainer for service as Chairman of the Audit Committee, no additional retainer will be paid to the Chairman for service as a committee member of the Audit Committee.
•	Each non-employee director will be reimbursed for reasonable travel expenses incurred in connection with serving on the Board of Directors or its committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2013

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Kevin P. Gildea
Name:	Kevin P. Gildea
Title:	EVP, Chief Legal Officer & Secretary